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                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                  _____________________________________

                                 FORM 8 - K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 8, 2000

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                                ROMACORP, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                     333-62615                 13-4010466
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
 of incorporation or organization)                           Identification No.)


 9304 Forest Lane, Suite 200
       Dallas, Texas                                            75243
(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code:  (214) 343-7800


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ITEM 5.  Other Events

    On June 8, 2000, Romacorp, Inc. announced that Robert B. Page, President and Chief Executive Officer, is no longer with the Company. The Company also announced that Richard A. Peabody, Vice President, Finance and Chief Financial Officer, has been appointed Acting President on an interim basis.


ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits.

            99.1 Press Release, dated June 8, 2000.







                               SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                ROMACORP, INC.



Date:	June 15, 2000             By: /s/ Richard A. Peabody
                                    -----------------------------------
                                    Acting President & Chief Financial Officer
                                    (Principal Financial and Accounting Officer)